AMENDMENT NO. 2
TO
LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of November 4, 2010 and is entered into by and among UNIFY CORPORATION., a Delaware corporation, (referred to as the “Borrower”), each other Person identified as a “Guarantor” hereto from time to time, and HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership (“Hercules”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

     A. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of June 29, 2010 and that certain Amendment No. 1 to Loan and Security Agreement dated as of October 12, 2010 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

     B. Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

     1. AMENDMENTS.

     1.1 SECTION 1 DEFINITIONS. The following definitions in Section 1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“ “Revolving Interest Rate” means for any day, the per annum interest rate equal to the greater of (i) nine and one-half percent (9.50%) and (ii) the LIBOR Rate, plus seven and one-half percent (7.50%); provided that if Borrower’s Consolidated Total Leverage Ratio is less than 2.50:1.00 for three consecutive months, Revolving Interest Rate means for any day, the per annum interest rate equal to the greater of (i) nine and one-quarter percent (9.25%) and (ii) the LIBOR Rate, plus seven and one-quarter percent (7.25%).”

“ “Term Loan Cash Interest Rate” means for any day, the per annum interest rate equal to the greater of (i) ten and one-half percent (10.50%) and (ii) the LIBOR Rate, plus eight and one-half percent (8.50%); provided that if Borrower’s Consolidated Total Leverage Ratio is less than 2.50:1.00 for three consecutive months, Term Loan Cash Interest Rate means for any day, the per annum interest rate equal to the greater of (i) ten and one-quarter percent (10.25%) and (ii) the LIBOR Rate, plus eight and one-quarter percent (8.25%).”

     1.2 SECTION 9.21 STOCK OPTIONS. Section 9.21 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“9.21 Stock Options. Borrower shall not issue options or other rights (including restricted stock, “phantom stock” or securities convertible or exchangeable for shares of capital stock) under its 2001 Stock Option Plan, 2002 Director Restricted Stock Plan or any incentive equity plan approved by the Borrower's stockholders after the Closing Date for the purchase or acquisition from the Borrower of more than 650,000 shares of its Common Stock or other Equity Interests (net of any forfeitures and cancellations), as such number of shares may be increased or decreased to reflect stock splits, reverse stock splits or stock dividends, in any twelve (12) month period, with such first twelve (12) month period to commence on the Closing Date. Such shares shall not include a grant of up to 400,000 option shares issued on a one-time basis to Borrower’s Chief Executive Officer no later than December 31, 2010.”

     1.3 SCHEDULE 9.18 Schedule 9.18 of the Loan Agreement is hereby replaced with the updated Schedule 9.18 attached hereto as Exhibit A.

     2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

     (a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender;

     (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

     (c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

     (d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

     (e) this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

     (f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

     Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

2

     3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

     4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

     4.1 Amendment. Borrower and Lender shall have duly executed and delivered this Amendment to Lender.

     4.2 Amendment Fee. Borrower shall have paid to Lender with respect to this Amendment, a fully earned, non-refundable loan amendment fee of $100,000.

     5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

     6. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Lender with respect to Borrower shall remain in full force and effect.

     7. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

3

     IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

UNIFY CORPORATION

By:	/s/ Todd E. Wille
Name:	Todd E. Wille
Title:	President and CEO

GUARANTORS:

UNIFY INTERNATIONAL (US)
CORPORATION

By:	/s/ Steven Bonham
Name:	Steven Bonham
Title:	Chief Financial Officer

AXS-ONE INC.

By:	/s/ Todd E. Wille
Name:	Todd E. Wille
Title:	President and CEO

UNIFY ACQUISITION CORP.

By:	/s/ Steven Bonham
Name:	Steven Bonham
Title:	Chief Financial Officer

STRATEGIC OFFICE SOLUTIONS, INC.

By:	/s/ Steven Bonham
Name:	Steven Bonham
Title:	Chief Financial Officer

GUPTA TECHNOLOGIES, GMBH

By:	/s/ Steven Bonham
Name:	Steven Bonham
Title:	Chief Financial Officer

CIPHERSOFT INC.

By:	/s/ Steven Bonham
Name:	Steven Bonham
Title:	Chief Financial Officer

REALEASE LLC

By:	/s/ Steven Bonham
Name:	Steven Bonham
Title:	Chief Financial Officer

UNIFY CORPORATION FRANCE S.A.

By:	/s/ Todd E. Wille
Name:	Todd E. Wille
Title:	Director

LENDER:

HERCULES TECHNOLOGY II, L.P.
a Delaware limited partnership

By: Hercules Technology SBIC
Management, LLC, its General Partner

By: Hercules Technology Growth Capital Inc.,
its Manager

By:	/s/ K. Nicholas Martisch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

Schedules and Exhibits Omitted